                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 13, 2001

                                 Date of Report
                        (Date of earliest event reported)



                             THE RYLAND GROUP, INC.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)



            MARYLAND                                      001-08029                      52-849948
            --------                                      ---------                      ---------
 (State or Other Jurisdiction of Incorporation)     (Commission File Number)     (IRS Employer Identification No.)
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            24025 PARK SORRENTO, SUITE 400, CALABASAS, CALIFORNIA 91302
            -----------------------------------------------------------
                 (Address of Principal Executive Offices)    (ZIP Code)



       Registrant's telephone number, including area code: (818) 223-7500
                                                           --------------


        -----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.       OTHER EVENTS.

OFFERING OF 8% SENIOR NOTES DUE 2006

              On August 16, 2001, The Ryland Group, Inc. (the "Company") sold
$100 million aggregate principal amount of its 8% Senior Notes due 2006 (the
"Notes"). The Company received net proceeds of approximately $99.03 million from this offering, before offering expenses. The Company expects to use these proceeds to redeem all of its $100 million 10 1/2% Senior Notes due 2006. The
Company expects that any additional amounts required to redeem the 10 1/2%
Senior Notes due 2006 will be paid from its working capital.

              The Company will pay interest on the Notes on February 15 and August 15 of each year, commencing on February 15, 2002. The Notes will mature on August 15, 2006. The Company may not redeem the Notes prior to their maturity on August 15, 2006.

              The Notes were issued under an indenture with The Chase Manhattan
Bank, as trustee, dated June 28, 1996. The underwriting agreement and terms agreement under which the Company sold the Notes, the form of the Notes and the indenture under which the Notes were issued, are all filed or incorporated by reference as exhibits to this report.


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

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
              (c) Exhibits.
                  --------

                  1.1    Underwriting Agreement Basic Provisions dated July
                         2, 1996 (incorporated by reference to Form 8-K filed
                         July 2, 1996).

                  1.2    Terms Agreement dated August 13, 2001, between the
                         Company and the Underwriters named therein.

                  4.1 Indenture dated June 28, 1996, between the Company and The Chase Manhattan Bank, as trustee (incorporated by reference to Form S-3 (No. 333-03791) filed May
                         15, 1996).

                  4.2    Form of 8% Senior Notes due 2006.

                  25.1   Statement of Eligibility of The Chase Manhattan
                         Bank to act as trustee under the Indenture
                         (incorporated by reference Form S-3 (No. 333-58208)
                         filed April 3, 2001).
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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE RYLAND GROUP, INC.



Date: August 16, 2001                  By:       /s/ Timothy J. Geckle
                                            ----------------------------------
                                            Timothy J. Geckle
                                            Senior Vice President and
                                            General Counsel


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                                  EXHIBIT INDEX


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
Exhibit Number        Description
--------------        -----------

1.1                   Underwriting Agreement Basic Provisions dated July 2, 1996 (incorporated by reference to Form 8-K filed July 2, 1996).

1.2                   Terms Agreement dated August 13, 2001, between the Company and the Underwriters named therein.

4.1                   Indenture dated June 28, 1996, between the Company and The Chase Manhattan Bank, as trustee (incorporated by reference to Form S-3 (No. 333-03791) filed May 15,
                      1996).

4.2                   Form of 8% Senior Notes due 2006.

25.1                  Statement of Eligibility of The Chase Manhattan Bank to act as trustee under the
                      Indenture (incorporated by reference Form S-3 (No. 333-58208) filed April 3,
                      2001).
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